SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K




                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



Date of Report: November 12, 1997


                          LEESBURG LAND & MINING, INC.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)



    Colorado               0-12139               82-0379959          0000726166
---------------          -----------         ------------------      ----------
(State or other          (Commission         (IRS Employer           CIK Number
jurisdiction of          File Number)        Identification No.)
incorporation)



c/o 10200 W. 44th Ave., #400, Wheat Ridge, CO                 80033
---------------------------------------------                 -----
(Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code 303-422-8127
                                                   ------------

Not Applicable
--------------
(Former name or former address, if changed since last report.)

Item 1. Changes in Control of Registrant
----------------------------------------

     None.

Item 2. Acquisition or Disposition of Assets
--------------------------------------------

     None.

Item 3. Bankruptcy or Receivership
----------------------------------

     None.

Item 4. Changes in Accountants
------------------------------

     Holben, Boak, Cooper & Co., formerly CPA's for the Company, resigned as auditor in November, 1997 due to pending dissolution of the firm. Gordon, Hughes & Banks, LLP, CPA's were engaged in November 1997 as auditors for Company.

     In connection with audits of two most recent fiscal years and any interim period preceding resignation, no disagreements exist with any former accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope of procedure, which disagreements if not resolved to the satisfaction of the former accountant would have caused him to make reference in connection with his report to the subject matter of the disagreement(s).

     The audit report by Holben,  Boak, Cooper & Co. for the year ended December
31,  1996,   contained  an  opinion  which   included  a  paragraph   discussing
uncertainties related to continuation of the Registrant as a going concern.

     The decision to change accountants was approved by the Board of Directors as the registrant has no audit committee.

Item 5. Other Events
--------------------

     Not Applicable.

Item 6. Resignation of Directors
--------------------------------

     Not Applicable.

Item 7. Financial Statements Pro Forma Financial & Exhibits
-----------------------------------------------------------

     Not Applicable.

Exhibits

     None.

Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: November 12, 1997                     LEESBURG LAND & MINING, INC.


                                            By:/s/ Robert M. Beaton
                                               ---------------------------------
                                               Robert M. Beaton, President

HOLBEN, BOAK, COOPER & CO.
--------------------------------------------------------------------------------
Certified Public Accountants                1720 S. Bellaire Street, Suite 500
Professional Corporation                    Denver, Colorado 80222
                                            (303)759-2727 Fax (303)759-2728




Securities and Exchange Commission
450 5th Avenue, N.W.
Washington, D.C. 20549


Gentlemen,

     We have read and agree with the comments in Item 4 of form 8-K of Leesburg Land & Mining, Inc. dated November 12, 1997.



                                           /s/Holben, Boak, Cooper & Co.
                                           -------------------------------------
                                           Holben, Boak, Cooper & Co.



Denver, CO
November 12, 1997